                                                                   EXHIBIT 10.48

                                    BORROWER
                          SYNDICATED BLOOMINGTON I LLC

MONROE BANK                                                        VARIABLE RATE
111 SOUTH LINCOLN                                                   COMMERCIAL
BLOOMINGTON, IN 47808                      ADDRESS                  PROMISSORY
812-331-3571 (LENDER)         494 LA GUARDIA PLACE                     NOTE
                              NEW YORK, NY 10012
                              TELEPHONE NO.     IDENTIFICATION NO.
                              407/361-6782

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OFFICER              INTEREST          PRINCIPAL         FUNDING         MATURITY       CUSTOMER          LOAN
INITIALS               RATE             AMOUNT             DATE            DATE          NUMBER          NUMBER
  DLL                VARIABLE        $2,625,000.00       01/25/02        01/25/22                      517043177
---------------------------------------------------------------------------------------------------------------

TO PURCHASE COMMERCIAL FACILITY TO BE OCCUPIED BY SYNDICATED FOOD SERVICE GROUP, INC.

                                 PROMISE TO PAY

For value received, Borrower promises to pay to the order of Lender indicated above the principal amount TWO MILLION SIX HUNDRED TWENTY-FIVE THOUSAND AND NO/100 Dollars ($ 2,625,000.00 plus interest on the unpaid principal balance and those other charges permitted by applicable law and authorized pursuant to this Note, all without relief from valuation and appraisement laws, all at the rate and in the manner described below, until all amounts owing under this Note are paid in full. All amount received by Lender shall be applied first to late payment charges, then to expenses, then to accrued unpaid interest, and then to unpaid interest, and then to unpaid principal, or in any other order as determined by Lender, in Lender's sole discretion, as permitted by law.

INTEREST RATE: This note has a variable interest rate feature. The interest rate on this Note may change from time to time if the Index Rate identified below changes, interest shall be computed on the basis of 360 days and the actual number of days per year. Interest on this Note shall be calculated and payable at a variable rate equal to 250/1000 percent (0.250%) per annum over the Index Rate. The Initial Index Rate is FOUR AND 750/1000 percent (4.750%) per annum. The Initial interest rate on this Note shall be SIX AND 625/1000* percent (6.625%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on: JANUARY 25, 2005, AND EVERY 36TH MONTH THEREAFTER (RATE CHANGE DATE). *INITIAL RATE FOR FIRST 36 MONTHS.

INDEX RATE: The Index Rate for this Note shall be:
THE BASE RATE ON CORPORATE LOANS POSTED BY AT LEAST 75% OF THE NATION'S 30 LARGEST BANKS AS PUBLISHED IN THE WALL STREET JOURNAL AS OF 45 DAYS PRIOR TO RATE CHANGE DATE.

If the Index Rate is redefined or becomes unavailable, then Lender may select another Index which is substantially similar.

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be SIX AND 625/1000 percent (6.625%) per annum. The maximum interest rate on this Note shall not exceed n/a percent ( n/a %) per annum, or in less, or if a maximum rate is not indicated, the maximum interest rate Lender is permitted to charge by law.

DEFAULT RATE: In the event of any default under this Note, the Lender may, in its discretion increase the interest rate on this Note to:______________________

________________________________________________________________________________

or the maximum interest rate Lender is permitted to charge by law, whichever is less.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

         239 PAYMENTS OF $19,912.20 BEGINNING FEBRUARY 25, 2002 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON JANUARY 25, 2022. IF THE INTEREST RATE CHANGES, THE PAYMENT AMOUNTS MAY CHANGE IN AN AMOUNT SUFFICIENT TO REPAY THE UNPAID PRINCIPAL OVER THE SCHEDULED AMORTIZATION TERM. NEW PAYMENTS BEGIN WITH THE FIRST PAYMENT AFTER RATE CHANGE DATE.

All payments will be made to Lender at any address so designated by Lender and in lawful currency of the United States of America.

RENEWAL: If checked, [ ] this Note is a renewal of Loan Number_________________.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. [X] If checked, the obligations under this Note are also secured by a lien on and/or security interest in the property described in the security instruments executed in connection with this Note as well as any other property designated as security for this Note now or in the future.

         SEE ADDITIONAL TERMS

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. All prepayments will be credited as determined by Lender and as permitted by law. If this Note is prepaid in full, there will be: [X] No minimum finance charge or prepayment penalty. [ ] A minimum finance charge of $____. [ ] A prepayment penalty of:

LATE PAYMENT CHARGE: If a payment is received more than 15 days late, Borrower will be charged a late payment charge of: [ ] _________% of the unpaid late payment [X] $50.00 or 5.00% Of the unpaid late payment, whichever is [X] greater [X] less.
________________________________________________________________________________
BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

DATE: JANUARY 25, 2002

BORROWER: SYNDICATED BLOOMINGTON I LLC          BORROWER:

See attached.
________________________________________        ________________________________
SYNDICATE FOOD SERVICE GROUP, INC.
MANAGING MEMBER
BORROWER: BY: NICK PIRGOUSIS, SECRETARY         BORROWER:

________________________________________        ________________________________

BORROWER:                                       BORROWER:

________________________________________        ________________________________

BORROWER:                                       BORROWER:

________________________________________        ________________________________

                              TERMS AND CONDITIONS

1. DEFAULT: Borrower will be in default under this Note in the event that Borrower, any guarantor or any other third party pledging collateral to secure this Note:

         (a) falls to make any payment on this Note or any other Indebtedness to Lender when due;

         (b) falls to perform any obligation or breaches any warranty or covenant to Lender contained in this Note, any security instrument, or any other present or future written agreement regarding this or any other Indebtedness of Borrower to Lender;

         (c) provides or causes any false or misleading signature or representation to be provided to Lender;

         (d) sells, conveys, or transfers rights in any collateral securing this Note without the written approval of Lender, destroys, loses or damages such collateral in any material respect, or subjects such collateral to seizure or confiscation;

         (e) has a garnishment, judgment, tax levy, attachment or lien entered or served against Borrower, any guarantor, or any third party pledging collateral to secure this Note or any of their property;

         (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, falls to pay debts as they become due, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or

         (g) causes Lender to deem itself insecure due to a significant decline in the value of any real or personal property securing payment of this Note, or Lender in good faith, believes the prospect of payment or performance is impaired.

2. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

         (a) to declare the principal amount plus accrued Interest under this Note and all other present and future obligations of Borrower Immediately due and payable in full;

         (b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;

         (c) to cease making advances under this Note or any other agreement between Borrower and Lender;

         (d) to take possession of any collateral in any manner permitted by law;

         (e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;

         (f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process;

         (g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and

         (h) to exercise all other rights available to Lender under any other written agreement or applicable law.

Upon default in any covenant or agreement providing for the payment of taxes, the maintenance of insurance, or otherwise relating to any collateral securing Borrower's obligations to Lender, Lender may, in its sole discretion, advance such sums and costs and take such other steps as Lender may deem necessary or advisable to protect any collateral. All sums so advanced or paid by Lender shall be payable by Borrower to Lender, and shall be part of Borrower's obligations to Lender.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right of set-off.

3. DEMAND FEATURE: [ ] If checked, this Note contains a demand feature. Lender's right to demand payment at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION: Borrower will at all times keep proper books of record and account in which full, true and correct entries shall be made in accordance with generally accepted accounting principles and will deliver to Lender, within ninety (90) days after the end of each fiscal year of Borrower, a copy of the annual financial statements of Borrower relating to such fiscal year, such statements to include (i) the balance sheet of Borrower as at the end of such fiscal year and (ii) the related income statement, statement of retained earnings and statement of changes in the financial position of Borrower for such fiscal year, prepared by such certified public accountants as may be reasonably satisfactory to Lender. Borrower also agrees to deliver to Lender within fifteen
(15) days after filing same, a copy of Borrower's income tax returns and also, from time to time, such other financial information with respect to Borrower as Lender may request. Borrower shall permit Lender's representatives to inspect Borrower's properties and its books and records, and to make copies or abstracts thereof.

5. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.

6. SEVERABILITY: If any provision of this Note is invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

8. NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW: This Note shall be governed by the laws of the state of Indiana. Unless applicable law provides otherwise, Borrower consents to the jurisdiction and venue of any court selected by Lender in its discretion located in such state in the event of any legal proceeding under this Note.

10. COLLECTION COSTS: To the extent permitted by law, Borrower agrees to pay collection costs, expenses, and reasonable attorneys fees and costs, incurred by Lender in collecting any amount due or enforcing any right or remedy under this Note whether or not suit is brought, including but not limited to, expenses, fees, and costs incurred for collection, enforcement, realization on collateral, construction, interpretation, and appearance in collection, bankruptcy, insolvency, reorganization, post-judgment and appellate proceedings.

11. CHECK PROCESSING FEE: If a check, draft, order, or like instrument for payment is dishonored or returned to Lender for any reason, Lender will assess a check processing fee of $ 2.00 plus an amount equal to the actual charge by the depository institution returning or dishonoring the instrument.

12. MISCELLANEOUS: This Note and the obligations incurred by Borrower are commercial obligations to finance income-producing business or activity, and not for personal, family or household purposes. Borrower and Lender agree that time is of the essence. Borrower and any person who endorses this Note waives presentment, demand for payment, notice of dishonor and protest and further waives any right (if any) to require Lender to proceed against anyone else before proceeding against Borrower or said person. All references to Borrower in this Note shall include all of the parties signing this Note, and this Note shall be binding upon the heirs, successors and assigns of Borrower and Lender. If there is more than one Borrower their obligations under this Note shall be joint and several. This Note represents the complete and integrated understanding between Borrower and Lender regarding the terms hereof.

13. JURY TRIAL WAIVER: LENDER AND BORROWER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL SECURING THIS NOTE.

14. ADDITIONAL TERMS:
         THIS NOTE IS SECURED BY A REAL ESTATE MORTGAGE DATED 1/25/02 COVERING LOT #30 AND #31 IN NORTHWEST PARK SUBDIVISION, A/K/A 4863 WEST VERNAL PIKE, BLOOMINGTON, INDIANA. ALSO, A SECURITY AGREEMENT DATED 1/25/02 COVERING ALL ACCOUNTS RECEIVABLE AND INVENTORY IN THE NAME OF SYNDICATED FOOD SERVICE GROUP, INC.

                                ADDENDUM TO NOTE

This Addendum shall be deemed to supplement and modify the foregoing terms and provisions of the Variable Rate Commercial Promissory Note (the "Note") to which it is attached. In the event of any conflict between the terms and provisions of this Addendum and the terms and provisions of said Note, the terms and provisions of this Addendum shall control.

    1. All prepayments on the Note as provided in the section captioned "Prepayment" shall be credited by Lender against the unpaid principal balance and accrued interest and other charges permitted to be imposed pursuant to this Note.

    2. Borrower shall not be deemed in default under this Note for any monetary payment due until more than 10 days after notice is given to Borrower of the failure to make such payment, and Borrower shall not be deemed to be in default for any nonmonetary obligation until more than 30 days after notice is given to Borrower of Borrower's failure to perform such obligation, provided that with respect to any nonmonetary obligation which cannot reasonably be performed within such 30 day period, Borrower shall not be deemed in default under this Note if Borrower shall commence the curing of such default within such 30 day period and diligently pursue the curing thereof to completion.

    3. The death or legal incompetency of any guarantor of this Note shall not be deemed to be a default hereunder, provided that the estate of such guarantor shall continue to be liable under the guaranty.

    4. A sale, conveyance or transfer of any collateral securing this Note without Lender's consent shall not be deemed to be a default if such collateral is sold in the ordinary course of Borrower's business provided that other similar collateral is substituted in place thereof.

    5. Supplementing and modifying Section 4, Borrower shall be required to deliver its annual financial statements to Lender within 120 days after the end of Borrower's fiscal year.

    6. All references to the Note being payable on demand, or that the Note is a demand note, are hereby deleted from the Note.

IN WITNESS WHEREOF, this document was executed as of the day and year first above written.

                                        SYNDICATED BLOOMINGTON I LLC

                                        By: Syndicated Food Service Group, Inc.,
                                            Managing Member

                                        By  /s/ Nick Pirgousis
                                            ------------------------------------
                                            Nick Pirgousis
                                            Secretary

         IN WITNESS WHEREOF, this addendum was executed as of the day and the year first above written.

Monroe Bank

By: /s/ David L. Landis
   ---------------------------
        David L. Landis
        Vice President